POWER OF ATTORNEY

The undersigned Officers and Trustees of Ayco Series Trust whose signatures appear below hereby make, constitute and appoint Jane A. Kanter, Ethan D. Corey and Randy G. Legg, and each of them acting individually, to be their true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity or capacities as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable Ayco Series Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any and all amendments to Ayco Series Trust's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of Ayco Series Trust or any of its series or classes thereof and the registration of Ayco Series Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to Ayco Series Trust's registration statement; to comply with the Internal Revenue Code of 1986, as amended; and to comply with all state and territorial laws governing the ability of the Trust to sell its shares in each of the States of the United States of America, the District of Columbia, and each territory, Commonwealth and possession of the United States of America, and without limitation of the foregoing, the power and authority to sign the name of Ayco Series Trust on its behalf, and to sign their names on their behalf, and said Officers and Trustees hereby grant to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as of said Officers and Trustees might or could do personally in their capacity or capacities as aforesaid and said Officers and Trustees ratify, confirm and approve all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and their signatures as the same may be signed by said attorney or attorneys.

Dated:  September 29, 2000

/s/John Breyo                           /s/John J. Collins
-----------------------------------     --------------------------------------
John Breyo                              John J. Collins, III
Trustee and Chief Executive Officer     Chief Financial Officer and Controller

Dated:  September 29, 2000               Dated:  September 29, 2000


/s/Peter H. Heerwagen
----------------------------------
Peter H. Heerwagen
Vice President and Secretary

Dated:  September 29, 2000

                               POWER OF ATTORNEY

The undersigned Officers and Trustees of Ayco Series Trust whose signatures appear below hereby make, constitute and appoint Jane A. Kanter, Ethan D. Corey and Randy G. Legg, and each of them acting individually, to be their true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity or capacities as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable Ayco Series Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any and all amendments to Ayco Series Trust's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of Ayco Series Trust or any of its series or classes thereof and the registration of Ayco Series Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to Ayco Series Trust's registration statement; to comply with the Internal Revenue Code of 1986, as amended; and to comply with all state and territorial laws governing the ability of the Trust to sell its shares in each of the States of the United States of America, the District of Columbia, and each territory, Commonwealth and possession of the United States of America, and without limitation of the foregoing, the power and authority to sign the name of Ayco Series Trust on its behalf, and to sign their names on their behalf, and said Officers and Trustees hereby grant to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as of said Officers and Trustees might or could do personally in their capacity or capacities as aforesaid and said Officers and Trustees ratify, confirm and approve all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and their signatures as the same may be signed by said attorney or attorneys. This Power of Attorney may be executed in counterparts.

Dated:  November 28, 2000

/s/Margaret M. Keyes                    /s/Bryce Kucks
-----------------------------------     -----------------------------------
Margaret M. Keyes                       Bryce Kucks
Assistant Secretary                     Assistant Secretary

Dated:  November 28, 2000               Dated:  November 28, 2000


/s/Anthony J. DePaula                   /s/Herbert A. Chesbrough
-----------------------------------     -----------------------------------
Anthony J. DePaula                      Herbert A. Chesbrough
Trustee                                 Trustee

Dated:  November 28, 2000               Dated:  November 28, 2000